SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  November 3, 2010

PDI, INC.
(Exact name of Registrant as specified in its charter)

DELAWARE	0-24249	22-2919486
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Morris Corporate Center 1, Building A
300 Interpace Parkway,
Parsippany, NJ 07054
(Address of principal executive offices and zip Code)

(862) 207-7800
Registrant's telephone number, including area code:

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

     |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

This Form 8-K/A amends the Form 8-K filed by PDI, Inc. (“PDI” or the “Company”) with the Securities and Exchange Commission on November 9, 2010 (the “Initial 8-K”), announcing the acquisition of Group DCA, LLC (the “Acquisition”). As permitted under Items 9.01(a)(4) and 9.01(b)(2) of Form 8-K, the Initial 8-K did not include certain financial statements and pro forma financial information. PDI is filing this amendment to provide the (i) historical audited and unaudited financial information and (ii) unaudited pro forma financial information required to be filed under Item 9.01 of Form 8-K in connection with the Acquisition.

Item 2.01.  Completion of Acquisition or Disposition of Assets

This Form 8-K/A amends the Initial 8-K to include the financial statements required by Item 9.01 pertaining to the Acquisition. The information previously reported in Item 2.01 of the Initial 8-K is hereby incorporated by reference into this Form 8-K/A.

Item 9.01.  Financial Statements and Exhibits

(a) Financial Statements of Business Acquired.

The audited consolidated financial statements of Group DCA, Inc. (1), for the year ended December 31, 2009, including the report of independent auditors.

The unaudited consolidated financial statements of Group DCA, Inc. (1) including the balance sheet as of September 30, 2010 and the statements of operations and cash flows for the nine months ended September 30, 2010 and 2009 and the notes to the financial statements.

(b) Pro Forma Financial Information.

The unaudited pro forma condensed combined financial information which describes the effect of the Acquisition on the Company’s consolidated balance sheet and statements of operations, including:

• The unaudited pro forma condensed combined balance sheet as of September 30, 2010, which gives effect to the Acquisition as if it occurred on that date; and

•
The unaudited pro forma condensed combined statements of operations for the nine months ended September 30, 2010 and the year ended December 31, 2009, which give effect to the Acquisition as if it occurred on January 1, 2009.

(d) Exhibits.

(1) It should be noted that prior to the Acquisition, Group DCA, Inc. was converted to a single member limited liability company now known as Group DCA, LLC.

Exhibit No.                                                                Description

23.1    Consent of WithumSmith+Brown, PC, independent auditors of Group DCA, Inc.

99.1 Audited consolidated financial statements of Group DCA, Inc. as of and for the fiscal year ended December 31, 2009.

99.2 Unaudited consolidated financial statements of Group DCA, Inc. as of September 30, 2010 and for the nine months ended September 30, 2010 and 2009.

99.3    Unaudited pro forma financial information listed in Item 9.01(b).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PDI, INC.
Date: January 19, 2011	By: /s/ Jeffrey Smith Name: Jeffrey Smith Title: Chief Financial Officer